Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending June 30, 2016 and 2015

	2nd Quarter
(in thousands, except per share data)	2016	2015	Change

Revenues
Oil, natural gas liquids and natural gas sales	$171,637	$219,290	$(47,653)
Loss on derivative instruments, net	(65,872)	(50,964)	(14,908)

Total revenues	105,765	168,326	(62,561)

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	42,840	53,581	(10,741)
Production and ad valorem taxes	11,265	13,352	(2,087)
Depreciation, depletion and amortization	117,035	149,843	(32,808)
Asset impairment	—	60,413	(60,413)
Exploration	1,520	11,018	(9,498)
General and administrative (including non-cash stock based compensation of $5,504 and $6,027 for the three months ended June 30, 2016, and 2015, respectively)	23,548	38,652	(15,104)
Accretion of discount on asset retirement obligations	1,779	1,669	110
(Gain) loss on sale of assets and other	(161,097)	1,476	(162,573)

Total operating costs and expenses	36,890	330,004	(293,114)

Operating Income (Loss)	68,875	(161,678)	230,553

Other Income (Expense)
Interest expense	(9,038)	(11,244)	2,206
Other income	63	41	22

Total other expense	(8,975)	(11,203)	2,228

Income (Loss) Before Income Taxes	59,900	(172,881)	232,781
Income tax expense (benefit)	23,141	(61,280)	84,421

Net Income (Loss)	$36,759	$(111,601)	$148,360

Diluted Earnings Per Average Common Share	$0.38	$(1.52)	$1.90

Basic Earnings Per Average Common Share	$0.38	$(1.52)	$1.90

Diluted Average Common Shares Outstanding	97,389	73,452	23,937

Basic Average Common Shares Outstanding	97,067	73,452	23,615

Dividends Per Common Share	$—	$0.02	$(0.02)

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 6 months ending June 30, 2016 and 2015

	Year-to-date
(in thousands, except per share data)	2016	2015	Change

Revenues
Oil, natural gas liquids and natural gas sales	$294,401	$407,112	$(112,711)
Loss on derivative instruments, net	(60,417)	(16,928)	(43,489)

Total revenues	233,984	390,184	(156,200)

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	90,567	121,335	(30,768)
Production and ad valorem taxes	22,435	32,417	(9,982)
Depreciation, depletion and amortization	236,397	284,224	(47,827)
Asset impairment	220,025	66,996	153,029
Exploration	1,762	11,781	(10,019)
General and administrative (including non-cash stock based compensation of $7,975 and $11,107 for the six months ended June 30, 2016, and 2015, respectively)	53,073	70,707	(17,634)
Accretion of discount on asset retirement obligations	3,536	3,679	(143)
Gain (loss) on sale of assets and other	(160,875)	(26,868)	(134,007)

Total operating costs and expenses	466,920	564,271	(97,351)

Operating Loss	(232,936)	(174,087)	(58,849)

Other Income (Expense)
Interest expense	(18,871)	(23,002)	4,131
Other income	159	87	72

Total other expense	(18,712)	(22,915)	4,203

Loss Before Income Taxes	(251,648)	(197,002)	(54,646)
Income tax benefit	(85,291)	(69,981)	(15,310)

Net Loss	$(166,357)	$(127,021)	$(39,336)

Diluted Earnings Per Average Common Share	$(1.81)	$(1.74)	$(0.07)

Basic Earnings Per Average Common Share	$(1.81)	$(1.74)	$(0.07)

Diluted Average Common Shares Outstanding	91,850	73,143	18,707

Basic Average Common Shares Outstanding	91,850	73,143	18,707

Dividends Per Common Share	$—	$0.04	$(0.04)

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of June 30, 2016 and December 31, 2015

(in thousands)	June 30, 2016	December 31, 2015

ASSETS
Current Assets
Cash and cash equivalents	$309,889	$1,272
Accounts receivable, net	76,119	63,097
Inventories	12,596	11,255
Assets held for sale	176,914	93,739
Derivative instruments	3,235	56,963
Prepayments and other	7,087	20,014

Total current assets	585,840	246,340

Property, Plant and Equipment
Oil and natural gas properties, net	3,858,918	4,302,332
Other property and equipment, net	45,755	48,358

Total property, plant and equipment, net	3,904,673	4,350,690

Other postretirement assets	4,358	3,881
Other assets	9,866	10,245

TOTAL ASSETS	$4,504,737	$4,611,156

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	53,108	64,742
Accrued taxes	16,684	5,801
Accrued wages and benefits	13,386	28,563
Accrued capital costs	40,347	79,206
Revenue and royalty payable	57,979	60,493
Liabilities related to assets held for sale	13,279	12,789
Pension liabilities	—	15,685
Derivative instruments	46,452	459
Other	19,344	19,783

Total current liabilities	260,579	287,521

Long-term debt	551,245	773,550
Asset retirement obligations	91,473	89,990
Deferred income taxes	460,424	552,369
Noncurrent derivative instruments	12,875	—
Other long-term liabilities	11,910	11,866

Total liabilities	1,388,506	1,715,296

Total Shareholders’ Equity	3,116,231	2,895,860

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$4,504,737	$4,611,156

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending June 30, 2016 and 2015

	2nd Quarter
(in thousands, except sales price and per unit data)	2016	2015	Change

Operating and production data
Oil, natural gas liquids and natural gas sales
Oil	$146,360	$188,599	$(42,239)
Natural gas liquids	13,928	14,781	(853)
Natural gas	11,349	15,910	(4,561)

Total	$171,637	$219,290	$(47,653)

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$(54,729)	$(103,734)	$49,005
Natural gas	(5,896)	(13,133)	7,237

Total	$(60,625)	$(116,867)	$56,242

Closed gains (losses) on derivative instruments
Oil	$(6,297)	$55,330	$(61,627)
Natural gas	1,050	10,573	(9,523)

Total	$(5,247)	$65,903	$(71,150)

Total revenues	$105,765	$168,326	$(62,561)

Production volumes
Oil (MBbl)	3,558	3,594	(36)
Natural gas liquids (MMgal)	44.8	44.9	(0.1)
Natural gas (MMcf)	7,296	7,134	162

Total production volumes (MBOE)	5,841	5,853	(12)

Average daily production volumes
Oil (MBbl/d)	39.1	39.5	(0.4)
Natural gas liquids (MMgal/d)	0.5	0.5	—
Natural gas (MMcf/d)	80.2	78.4	1.8

Total average daily production volumes (MBOE/d)	64.2	64.3	(0.1)

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$39.37	$67.87	$(28.50)
Natural gas liquids (per gallon)	$0.31	$0.33	$(0.02)
Natural gas (per Mcf)	$1.70	$3.71	$(2.01)

Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$41.14	$52.48	$(11.34)
Natural gas liquids (per gallon)	$0.31	$0.33	$(0.02)
Natural gas (per Mcf)	$1.56	$2.23	$(0.67)

Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$7.34	$9.15	$(1.81)
Production and ad valorem taxes	$1.93	$2.28	$(0.35)
Depreciation, depletion and amortization	$20.04	$25.60	$(5.56)
Exploration expense	$0.26	$1.88	$(1.62)
General and administrative	$4.03	$6.60	$(2.57)
Capital expenditures	$92,962	$300,178	$(207,216)

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 6 months ending June 30, 2016 and 2015

	Year-to-Date
(in thousands, except sales price and per unit data)	2016	2015	Change

Operating and production data
Oil, natural gas liquids and natural gas sales
Oil	$248,517	$330,627	$(82,110)
Natural gas liquids	22,517	25,615	(3,098)
Natural gas	23,367	50,870	(27,503)

Total	$294,401	$407,112	$(112,711)

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$(56,428)	$(155,503)	$99,075
Natural gas	(4,454)	(21,015)	16,561

Total	$(60,882)	$(176,518)	$115,636

Closed gains (losses) on derivative instruments
Oil	$(1,203)	$132,813	$(134,016)
Natural gas	1,668	26,777	(25,109)

Total	$465	$159,590	$(159,125)

Total revenues	$233,984	$390,184	$(156,200)

Production volumes
Oil (MBbl)	6,944	6,829	115
Natural gas liquids (MMgal)	84.8	81.1	3.7
Natural gas (MMcf)	14,742	20,412	(5,670)

Total production volumes (MBOE)	11,421	12,162	(741)

Average daily production volumes
Oil (MBbl/d)	38.2	37.7	0.5
Natural gas liquids (MMgal/d)	0.5	0.5	—
Natural gas (MMcf/d)	81.0	112.8	(31.8)

Total average daily production volumes (MBOE/d)	62.8	67.2	(4.4)

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$35.62	$67.86	$(32.24)
Natural gas liquids (per gallon)	$0.27	$0.32	$(0.05)
Natural gas (per Mcf)	$1.70	$3.80	$(2.10)

Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$35.79	$48.42	$(12.63)
Natural gas liquids (per gallon)	$0.27	$0.32	$(0.05)
Natural gas (per Mcf)	$1.59	$2.49	$(0.90)

Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$7.93	$9.98	$(2.05)
Production and ad valorem taxes	$1.96	$2.67	$(0.71)
Depreciation, depletion and amortization	$20.70	$23.37	$(2.67)
Exploration expense	$0.15	$0.97	$(0.82)
General and administrative	$4.65	$5.81	$(1.16)
Capital expenditures	$217,050	$678,282	$(461,232)